                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that ROBERT H. ROCK, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all Registration Statements and Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable life insurance policies funded through PENN MUTUAL VARIABLE LIFE ACCOUNT I, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U. S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.






                                         /s/Robert H. Rock
                                         -------------------------
                                         Robert H. Rock


Date:  5/21/01

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that JOHN F. MCCAUGHAN, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all Registration Statements and Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable life insurance policies funded through PENN MUTUAL VARIABLE LIFE ACCOUNT I, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U. S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.





                                         /s/John F. McCaughan
                                         ---------------------
                                         John F. McCaughan


Date:  5/21/01

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that ALAN B. MILLER, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all Registration Statements and Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable life insurance policies funded through PENN MUTUAL VARIABLE LIFE ACCOUNT I, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U. S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.





                                         /s/Alan B. Miller
                                         ------------------
                                         Alan B. Miller


Date:  May 21, 2001

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that EDMOND F. NOTEBAERT, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all Registration Statements and Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable life insurance policies funded through PENN MUTUAL VARIABLE LIFE ACCOUNT I, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U. S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.





                                         /s/ Edmond F. Notebaert
                                         ------------------------
                                         Edmond F. Notebaert


Date:  29 May 2001

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that NORMAN T. WILDE, JR., member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all Registration Statements and Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable life insurance policies funded through PENN MUTUAL VARIABLE LIFE ACCOUNT I, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U. S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.





                                         /s/ Norman T. Wilde, Jr.
                                         -------------------------
                                         Norman T. Wilde, Jr.


Date:  5/24/01

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that WESLEY S. WILLIAMS, JR., member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all Registration Statements and Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable life insurance policies funded through PENN MUTUAL VARIABLE LIFE ACCOUNT I, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U. S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.





                                         /s/ Wesley S. Williams, Jr.
                                         ----------------------------
                                         Wesley S. Williams, Jr.


Date:  May 22, 2001

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that EDWARD G. BOEHNE, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorney-in -fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all Registration Statements and Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable life insurance policies funded through PENN MUTUAL VARIABLE LIFE ACCOUNT I, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U. S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.





                                         /s/ Edward G. Boehne
                                         ---------------------
                                         Edward G. Boehne


Date:  5/22/01

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that PHILIP E. LIPPINCOTT, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all Registration Statements and Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable life insurance policies funded through PENN MUTUAL VARIABLE LIFE ACCOUNT I, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U. S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.





                                         /s/ Philip E. Lippincott
                                         -------------------------
                                         Philip E. Lippincott


Date:  5/21/01

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                                                  POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that JULIA CHANG BLOCH, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for her and in her name, place and stead, any and all Registration Statements and Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable life insurance policies funded through PENN MUTUAL VARIABLE LIFE ACCOUNT I, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U. S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.





                                         /s/ Julia Chang Bloch
                                         ----------------------
                                         Julia Chang Bloch


Date:  May 26, 2001

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that JOAN P. CARTER, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell and Daniel J. Toran, and each of them severally, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for her and in her name, place and stead, any and all Registration Statements and Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable life insurance policies funded through PENN MUTUAL VARIABLE LIFE ACCOUNT I, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U. S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.





                                         /s/Joan P. Carter
                                         ------------------
                                         Joan P. Carter

Date: 5/21/2001

                     THE PENN MUTUAL LIFE INSURANCE COMPANY

                       PENN MUTUAL VARIABLE LIFE ACCOUNT I

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that DANIEL J. TORAN, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Robert E. Chappell, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all Registration Statements and Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable life insurance policies funded through PENN MUTUAL VARIABLE LIFE ACCOUNT I, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U. S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.





                                         /s/ Daniel J. Toran
                                         --------------------
                                         Daniel J. Toran

Date: 5/21/01